EXHIBIT 10.1

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (the “Agreement”) is made and entered into as of this 27th day of January, 2006, by and among BANK OF AMERICA, N.A., a national banking association (“BA”), in its capacity as collateral and administrative agent under the Loan Agreement (as hereinafter defined) (BA, in such capacity, the “Agent”), and BA as Lender under the Loan Agreement (BA, in such capacity, the “Lender”), and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation (“Parent”), and each of the Subsidiaries of Parent listed on Annex I attached hereto (Parent and such Subsidiaries of Parent being herein referred to collectively as the “Borrowers”) and the Subsidiaries of Parent listed on Annex II attached hereto (such Subsidiaries being referred to herein as the “Guarantors”, and Borrowers and Guarantors being referred to herein as the “Credit Parties”).

RECITALS

A.         Agent, Lender and Credit Parties are parties to that certain Loan and Security Agreement dated as of August 1, 2005, as amended by that certain Amendment to Loan and Security Agreement, entered into on September 30, 2005, by Agent, Lender and Credit Parties, as amended by that certain Second Amendment to Loan and Security Agreement, entered into on November 11, 2005, by Agent, Lender and Credit Parties, as amended by that certain Third Amendment to Loan and Security Agreement, entered into on December 30, 2005, by Agent, Lender and Credit Parties, as amended by that certain Fourth Amendment to Loan and Security Agreement, entered into on January 16, 2006, by Agent, Lender and Credit Parties, and as amended by that certain Fifth Amendment to Loan and Security Agreement, entered into on January 20, 2006, by Agent, Lender and Credit Parties (as amended from time to time, the "Loan Agreement"), pursuant to which Agent and Lender agreed to provide extensions of credit to Borrowers from time to time subject to the terms and conditions set forth therein. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.

B.         To secure its obligations to Agent and Lender under the Loan Agreement and otherwise, each Credit Party has granted to Agent, for the benefit of itself and the Lender, a security interest in the Collateral. The Collateral includes, but is not limited to, certain of Borrowers’ equipment, inventory, accounts and general intangibles (as each such term is defined in the Uniform Commercial Code).

C.         To induce Agent and Lender to execute the Loan Agreement, Guarantors have guaranteed payment and performance by Borrowers of the Obligations.

D.         The following Events of Default (the “Existing Events of Default”) exist under the Loan Agreement:

1.          The Credit Parties have violated Section 9.3.1 (Fixed Charge Coverage Ratio) of the Loan Agreement for the period ending December 31, 2005.

2.              The Credit Parties have violated Section 9.1.16 (Enertech Consent) of the Loan Agreement.

E.         By reason of the existence of the Existing Events of Defaults, neither Agent nor Lender has any obligation to make additional extensions of credit under the Loan Agreement, and each of Agent and Lender has full legal right to exercise its rights and remedies under the Loan Agreement, the Security Documents and the Other Agreements. Such rights and remedies include, but are not limited to, the right to accelerate the Obligations and the right to repossession and sale of the Collateral, and none of the Credit Parties have defenses, offsets or counterclaims to the exercise of such rights and remedies.

F.         Each Credit Party has requested that each of Agent and Lender, for the period from the date hereof to February 28, 2006, continue to provide extensions of credit to Borrowers and forbear from exercising certain of its rights to repossession and sale of the Collateral under the Loan Agreement.

G.         Each of Agent and Lender is willing, for the period from the date hereof to February 28, 2006, to continue to provide certain extensions to Borrowers and to forbear from exercising certain of its rights to repossession and sale of the Collateral, on the terms and conditions set forth herein.

AGREEMENT

In consideration of the Recitals and of the mutual promises and covenants contained herein, Agent, Lender and Credit Parties agree as follows:

1.	Agreement to Forbear; Discretionary Future Advances; Application of Payments.

(a)        Forbearance. During the period commencing on the date hereof and ending on the earlier to occur of 5:00 p.m. (Dallas, Texas time) on February 28, 2006 or the date that any Forbearance Default (as defined in Section 8 hereof) occurs (the "Forbearance Period"), and subject to the other terms and conditions of this Agreement, each of Agent and Lender agrees that, with respect to the Existing Events of Default, it will forbear from exercising its rights and remedies; provided, however, notwithstanding the foregoing, (i) Agent shall have the right as a result of the occurrence of any of the Existing Events of Default to send “blockage” and “standstill” notices in connection with Subordinated Debt, and (ii) the foregoing is subject to and does not limit the provisions of Section 1(b) hereof. Upon the expiration or termination of the Forbearance Period, the forbearance of Agent and Lender shall automatically terminate and each of Agent and Lender shall be entitled to exercise any and all of its rights and remedies under this Agreement, the Loan Agreement, the Security Documents and/or the Other Agreements without further notice. Each Credit Party agrees that neither Agent nor Lender shall have any obligation to extend the Forbearance Period. This Agreement is not to be construed as a cure or forgiveness of the Existing Events of Default. Nothing herein shall limit the right of Agent pursuant to the Loan Agreement to establish reserves.

(b)        Discretionary Future Revolver Loans and Letters of Credit. Each Borrower acknowledges and agrees that neither Agent nor Lender has any obligation under the Loan Agreement to make any loans or otherwise extend any credit to or for the benefit of Borrowers. Any agreement by Agent or Lender to make any loans or otherwise extend credit shall be in the sole discretion of Agent and Lender. All loans and other extensions of credit to or for the benefit of Borrowers made during the Forbearance Period shall be deemed Loans made pursuant to the Loan Agreement and shall constitute Obligations secured by all of the Collateral, and Lender shall be entitled to all rights and benefits of this Agreement, the Loan Agreement, the Security Documents and the Other Agreements with respect thereto. During the Forbearance Period interest shall accrue on all Loans at the rate per annum specified in Section 2.1.1 of the Loan Agreement and not at the Default Rate.

(c)        Application of Payments. Each Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times received by Agent or Lender from or on behalf of Borrowers, and each Borrower irrevocably agrees that Agent and Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times by Agent or Lender against the Obligations, in such order and manner as Agent may deem advisable, notwithstanding any entry by Agent upon any of its books and records.

2.          Conditions Precedent to Effectiveness of Agreement Against Agent and Lender. This Agreement shall not be effective against Agent or Lender unless and until each of the following conditions shall have been satisfied in Agent's sole discretion or waived by Agent, for whose sole benefit such conditions exist:

(a)        Agent shall have received this Agreement, duly executed by each of the Credit Parties;

(b)        After giving effect to the provisions of this Agreement, other than the Existing Defaults, no Event of Default shall have occurred and be continuing, unless such Event of Default has been otherwise specifically waived in writing by Agent.

(c)        Agent shall have received evidence satisfactory to Agent that all organizational proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, for whose sole benefit such condition exists; and

(d)        Agent shall have received, in immediately available funds, payment of the fee required to be paid by Credit Parties to Agent pursuant to the provisions of Section 6 hereof.

3.          Representations and Warranties. Each Credit Party hereby represents and warrants to Agent and Lender as follows:

(a)        Recitals. The Recitals in this Agreement are true and correct in all respects.

(b)        Incorporation of Representations. All representations and warranties of Credit Parties in the Loan Agreement (other than those contained in Section 8.1.20 of the Loan Agreement) are incorporated herein in full by this reference and are true and correct as of the date hereof.

(c)        Organizational Power; Authorization. Each Credit Party has the organizational power, and has been duly authorized by all requisite organizational action, to execute and deliver this Agreement and to perform its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by each Credit Party.

(d)        Enforceability. This Agreement is the legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms.

(e)        No Violation. Credit Parties’ execution, delivery and performance of this Agreement does not and will not (i) violate any law, rule, regulation or court order to which any Credit Party is subject; (ii) conflict with or result in a breach of any Credit Party’s organizational or governing documents or any agreement or instrument to which any Credit Party is party or by which it or its properties are bound; or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of any Credit Party, whether now owned or hereafter acquired, other than liens in favor of Agent.

(f)         Obligations Absolute. The obligation of Credit Parties to repay the Loans and the other Obligations, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

(g)        Full Opportunity for Review; No Undue Influence. This Agreement was reviewed by each Credit Party which acknowledges and agrees that it (i) understands fully the terms of this Agreement and the consequences of the issuance hereof; (ii) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other persons as such Credit Party may wish; and (iii) has entered into this Agreement of its own free will and accord and without threat or duress. This Agreement is made and furnished in good faith, for value and valuable consideration. This Agreement has not been made or induced by any fraud, duress or undue influence exercised by Agent or Lender or any other person.

(h)        No Other Defaults. Other than the Existing Events of Default, no Event of Default exists under the Loan Agreement, the Security Documents or any of the Other

Agreements, and each Credit Party is in full compliance with all covenants and agreements contained therein.

4.	Additional Covenants of Credit Parties. Each Credit Party also agrees that:

(a)        Compliance with Loan Agreement, Security Documents and Other Agreements. During the Forbearance Period and thereafter until such time as all of the Obligations have been finally and indefeasibly paid in full in cash, it will continue to comply with all covenants and other obligations of such Credit Party under this Agreement, the Loan Agreement, the Security Documents and the Other Agreements; provided, however, that no Credit Party shall be required to cure the Existing Events of Default during the Forbearance Period except as otherwise directed by Agent; and

(b)        Consent of Agent. During the Forbearance Period and thereafter until such time as all of the Obligations have been finally and indefeasibly paid in full in cash, it will obtain the consent of Agent before disposing of any Inventory or other Collateral in bulk or otherwise outside of the ordinary course of business.

5.          Amendments to Loan Agreement. To induce each of Agent and Lender to enter into this Agreement, and as separately bargained-for consideration, each Credit Party agrees to the following amendment to the Loan Agreement:

(a)        Definition of “LC Reserve”. Effective as of the date of this Agreement, the definition of “LC Reserve” in Appendix A to the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“LC Reserve - at any date, the aggregate of all LC Outstandings on such date, other than LC Outstandings that are fully secured (in an amount of 100% of such LC Outstandings) by Cash Collateral pursuant to reasonable terms established by Agent”.

(b)        No Further Obligations Pursuant to Section 2.09 of the First Amendment. The parties hereto agree that Borrowers have no further obligations to supply additional cash collateral pursuant to Section 2.09 of that certain Amendment to Loan and Security Agreement, dated September 30, 2005, executed by Agent, Lender and Credit Parties, or pursuant to the corresponding provisions of any of the other First Amendment Documentation.

6.          Fee. In addition to all other amounts payable by Credit Parties to Agent or Lender under this Agreement, the Loan Agreement, the Security Documents and the Other Agreements, Credit Parties agree to pay to Agent a fee in the amount of $100,000 on the date hereof, which fee shall be deemed fully earned and nonrefundable as of the date hereof, and each Credit Party confirms and agrees that, at Agent’s sole option, the amount of such fee may be charged directly against a loan account in Borrowers’ name on Agent’s books, that the amount of such fee shall be deemed a Loan made pursuant to the Loan Agreement and shall constitute a part of the Obligations secured by all of the Collateral, and that Agent and Lender shall be entitled to all rights and benefits of the Loan Agreement and all other agreements, instruments or other documents with respect thereto.

7.          Default. Each of the following shall constitute a “Forbearance Default” hereunder:

(a)        Any Credit Party shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for relief shall be filed by or against any Credit Party under the Bankruptcy Code, or any Credit Party shall make any offer or agreement of settlement, extension or compromise to or with any Credit Party’s unsecured creditors generally;

(b)        any representation or warranty of any Credit Party contained in this Agreement proves to have been false or misleading in any material respect when made or furnished (or reaffirmed in connection with any Loan);

(c)        any Credit Party shall fail to keep or perform any of the covenants or agreements contained herein;

(d)        any Credit Party shall fail to keep or perform any of the covenants or agreements contained in the Loan Agreement, the Security Documents or the Other Agreements (other than an Existing Event of Default);

(e)        the existence of any Event of Default (other than an Existing Event of Default) under the Loan Agreement;

(f)          any Credit Party shall make any payment of any kind on any of the Senior Convertible Notes;

(g)        (i) any Credit Party shall make any payment of any kind on any of the Senior Subordinated Notes or (ii) any demand for payment, acceleration or enforcement action has been made or commenced under any of the Senior Subordinated Notes; and

(h)        except as disclosed in Parent’s Forms 10-K and Forms 8-K that were published on EDGAR between December 1, 2005 and January 26, 2006, each filed with the Securities and Exchange Commission, the occurrence or existence of a material adverse change in the assets, liabilities, business, financial condition, business prospects, or results of operations of any Credit Party from and after November 30, 2005.

8.          Effect and Construction of Agreement. Except as expressly provided herein, the Loan Agreement, the Security Documents and the Other Agreements are hereby ratified and confirmed and shall be and shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to: (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations; (ii) waive or impair any rights, powers or remedies of Agent or Lender under the Loan Agreement, the Security Documents or the Other Agreements upon termination of the Forbearance Period; (iii) constitute an agreement by Agent or Lender or require Agent or Lender to extend the Forbearance Period, or grant additional forbearance periods, or extend the term of the Loan Agreement or the time for payment of any of the obligations; or (iv) make any Loans or other extensions of credit to Borrowers after termination of the Forbearance Period. In the event of any inconsistency between the terms of this Agreement and the Loan Agreement, the Security Documents or the Other Agreements, this Agreement shall govern. Each Credit Party acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

9.          Expenses. Each Credit Party agrees to pay all reasonable costs, fees and expenses of Agent and Lender and Agent’s and Lender’s attorneys incurred in connection with the negotiation, preparation, administration and enforcement of, and the preservation of any rights under, this Agreement, the Loan Agreement, the Security Documents and/or the Other Agreements, and the transactions and other matters contemplated hereby and thereby, including, but not limited to, the fees, costs and expenses incurred by Agent or Lender in the employment of auditors and/or consultants to perform work on Agent’s or Lender’s behalf to audit, appraise, monitor and otherwise review any and all portions of the Collateral.

10.	Miscellaneous.

(a)        Further Assurances. Each Credit Party agrees to execute such other and further documents and instruments as Agent may request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Loan Agreement, the Security Documents and the Other Agreements.

(b)        Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

(c)        Integration. This Agreement, together with the Loan Agreement, the Security Documents and the Other Agreements, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, each Credit Party acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Agent or Lender or any employee or agent of the Agent or Lender, except for the agreements of Agent or Lender set forth herein.

(d)        Severability. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

(e)        Governing Law. This Agreement shall be governed by and construed in accordance with the internal substantive laws of the State of Texas, without regard to the choice or conflict of law principles of such state.

(f)         Counterparts; Telecopied and E-Mailed Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or by e-mail shall be deemed to be an original signature hereto.

(g)        Notices. Any notices with respect to this Agreement shall be given in the manner provided for in Section 14.9 of the Loan Agreement.

(h)        Survival. All representations, warranties, covenants, agreements, undertakings, waivers and releases of each Credit Party contained herein shall survive the termination of the Forbearance Period and payment in full of the obligations of Credit Parties under the Loan Agreement.

(i)         Amendment. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

(j)         No Limitation on Agent or Lender. Nothing in this Agreement shall be deemed in any way to limit or restrict any of Agent’s or Lender’s rights to seek in a bankruptcy court or any other court of competent jurisdiction, any relief Agent or Lender may deem appropriate in the event that a voluntary or involuntary petition for relief under any chapter of the Bankruptcy Code is filed by or against any Credit Party.

(k)        Material Inducement. Each Credit Party further acknowledges and agrees that the representations, acknowledgments, agreements and warranties in this Agreement have been made by such Credit Party as a material inducement to Agent and Lender to enter into this Agreement, that each of Agent and Lender is relying on such representations and warranties, has changed and will continue to change its position in reliance thereon and that neither Agent nor Lender would have entered into this Agreement without such representations, acknowledgments, agreements, and warranties.

11.        Misrepresentation. Each Credit Party shall indemnify and hold each of Agent and Lender harmless from and against any and all losses, damages, costs and expenses (including attorneys' fees) incurred by Agent or Lender as a direct or indirect result of (i) any breach of any representation or warranty contained in this Agreement, or (ii) any breach or default under any of the covenants or agreements contained in this Agreement.

12.        Ratification of Liens and Security Interest. Each Credit Party hereby acknowledges and agrees that the liens and security interests of the Loan Agreement, the Security Documents and the Other Agreements are valid, subsisting, perfected and enforceable liens and security interests and are superior to all liens and security interests other than Permitted Liens and those exceptions approved by Agent or Lender in writing.

13.        No Commitment. Each Credit Party agrees that neither Agent nor Lender has made any commitment or other agreement regarding the Loan Agreement, the Security Documents or the Other Agreements, except as expressly set forth in this Agreement. Each Credit Party warrants and represents that it will not rely on any commitment, further agreement to forbear or other agreement on the part of any Agent or Lender unless such commitment or agreement is in writing and signed by Agent and Lender.

14.        Release. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR AGENT. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER AND AGENT AND ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH ANY CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER OR AGENT OR ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS,” INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

15.        VENUE; JURISDICTION; JURY TRIAL WAIVER. AGENT, LENDER, BORROWER AND GUARANTORS EACH HEREBY IRREVOCABLY:

(A)       CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS;

(B)        AGREE THAT VENUE SHALL BE PROPER IN ANY COURT OF COMPETENT JURISDICTION LOCATED IN DALLAS COUNTY, TEXAS; AND

(C)       WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY CONTROVERSY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN AGREEMENT THE SECURITY DOCUMENTS, AND/OR THE OTHER AGREEMENTS.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LENDER:

BANK OF AMERICA, N.A., as Sole Lender

By:	/s/ H. Michael Wills
Name:	H. Michael Wills
Title:	Senior Vice President

AGENT:

BANK OF AMERICA, N.A., as Agent

By:	/s/ H. Michael Wills
Name:	H. Michael Wills
Title:	Senior Vice President

CREDIT PARTIES:

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt L. Warnock
Curt L. Warnock

                Senior Vice President

ALADDIN-WARD ELECTRIC & AIR, INC.

AMBER ELECTRIC, INC.

ARC ELECTRIC, INCORPORATED

BACHOFNER ELECTRIC, INC.

BEAR ACQUISITION CORPORATION

BRYANT ELECTRIC COMPANY, INC.

BW/BEC, INC.

BW CONSOLIDATED, INC.

CHARLES P. BAGBY CO., INC.

COLLIER ELECTRIC COMPANY, INC.

COMMERCIAL ELECTRICAL CONTRACTORS, INC.

CROSS STATE ELECTRIC, INC.

CYPRESS ELECTRICAL CONTRACTORS,INC.

DANIEL ELECTRICAL CONTRACTORS, INC.

DANIEL ELECTRICAL OF TREASURE COAST,

INC.

DANIEL INTEGRATED TECHNOLOGIES, INC.

DAVIS ELECTRICAL CONSTRUCTORS, INC.

ELECTRO-TECH, INC.

EMC ACQUISITION CORPORATION

FEDERAL COMMUNICATIONS GROUP, INC.

GENERAL PARTNER, INC.

HATFIELD REYNOLDS ELECTRIC COMPANY

HOLLAND ELECTRICAL SYSTEMS, INC.

HOUSTON-STAFFORD ELECTRIC HOLDINGS

III, INC.

HOUSTON-STAFFORD MANAGEMENT LLC

ICS HOLDINGS LLC

IES ALBUQUERQUE, INC.

IES AUSTIN, INC.

IES AUSTIN MANAGEMENT LLC

IES CHARLESTON, INC.

IES CHARLOTTE, INC.

IES COLLEGE STATION, INC.

IES COLLEGE STATION MANAGEMENT LLC

IES COMMUNICATIONS, INC.

IES CONTRACTORS MANAGEMENT LLC

IES DECATUR, INC.

IES EAST MCKEESPORT, INC.

IES ENC, INC.

IES ENC MANAGEMENT, INC.

IES MERIDIAN, INC.

IES NEW IBERIA, INC.

IES OKLAHOMA CITY, INC.

IES OPERATIONS GROUP, INC.

IES PROPERTIES, INC.

IES PROPERTIES MANAGEMENT, INC.

IES RALEIGH, INC.

IES RAPID CITY, INC.

IES RESIDENTIAL GROUP, INC.

IES SPECIALTY LIGHTING, INC.

IES VALDOSTA, INC.

IES VENTURES INC.

IES WILSON, INC.

INTEGRATED ELECTRICAL FINANCE, INC.

INTELLIGENT BUILDING SOLUTIONS, INC.

J.W. GRAY ELECTRIC CO., INC.

J.W. GRAY MANAGEMENT LLC

KAYTON ELECTRIC, INC.

KEY ELECTRICAL SUPPLY, INC.

LINEMEN, INC.

MARK HENDERSON, INCORPORATED

MENNINGA ELECTRIC, INC.

MID-STATES ELECTRIC COMPANY, INC.

MILLS ELECTRICAL CONTRACTORS, INC.

MILLS MANAGEMENT LLC

MITCHELL ELECTRIC COMPANY, INC.

M-S SYSTEMS, INC.

MURRAY ELECTRICAL CONTRACTORS, INC.

NBH HOLDING CO., INC.

NEAL ELECTRIC MANAGEMENT LLC

NEW TECHNOLOGY ELECTRICAL

CONTRACTORS, INC.

NEWCOMB ELECTRIC COMPANY, INC.

PAN AMERICAN ELECTRIC COMPANY, INC.

PAN AMERICAN ELECTRIC, INC.

PAULIN ELECTRIC COMPANY, INC.

POLLOCK ELECTRIC, INC.

PRIMENET, INC.

PRIMO ELECTRIC COMPANY

RAINES ELECTRIC CO., INC.

RAINES MANAGEMENT LLC

RIVIERA ELECTRIC, LLC

RKT ELECTRIC, INC.

ROCKWELL ELECTRIC, INC.

RODGERS ELECTRIC COMPANY, INC.

RON’S ELECTRIC, INC.

SEI ELECTRICAL CONTRACTOR, INC.

SPECTROL, INC.

SUMMIT ELECTRIC OF TEXAS, INC.

TESLA POWER GP, INC.

THOMAS POPP & COMPANY

VALENTINE ELECTRICAL, INC.

WRIGHT ELECTRICAL CONTRACTING, INC.

By:	/s/ Curt L. Warnock
Curt L. Warnock
Vice President

IES CONTRACTORS, INC.

Name: /s/ Curt L. Warnock
Curt L. Warnock
Secretary

IES REINSURANCE, LTD.

Name: /s/ Curt L. Warnock
Curt L. Warnock
President

BEXAR ELECTRIC COMPANY, LTD.

By:	BW/BEC, Inc., its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock
Vice President

HAYMAKER ELECTRIC, LTD

By:	General Partner, Inc., its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock
Vice President

HOUSTON-STAFFORD ELECTRICAL CONTRACTORS LP

By:	Houston-Stafford Management LLC, its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock

Vice President

IES AUSTIN HOLDING LP

By:	IES Austin Management LLC, its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock
Vice President

IES COLLEGE STATION HOLDINGS, LP

By:	IES College Station Management LLC, its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock
Vice President

IES FEDERAL CONTRACT GROUP, L.P.

By:	IES Contractors Management LLC

Name: /s/ Curt L. Warnock
Curt L. Warnock
Vice President

IES MANAGEMENT ROO, LP

By:	Neal Electric Management LLC, its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock
Vice President

IES MANAGEMENT, LP

By:	IES Residential Group, Inc., its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock

Vice President

IES PROPERTIES, LP

By:	IES Properties Management, Inc., its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock

Vice President

J.W. GRAY ELECTRICAL CONTRACTORS LP

By:	J.W. Gray Management LLC, its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock
Vice President

MILLS ELECTRIC LP

By:	Mills Management LLC

Name: /s/ Curt L. Warnock
Curt L. Warnock
Vice President

NEAL ELECTRIC LP

By:	BW/BEC, Inc., its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock
Vice President

POLLOCK SUMMIT ELECTRIC LP

By:	Pollock Electric, Inc. and Summit Electric of Texas, Inc., its general partners

Name: /s/ Curt L. Warnock
Curt L. Warnock
Vice President

RAINES ELECTRIC LP

By:	Raines Management LLC, its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock
Vice President

TESLA POWER AND AUTOMATION, L.P.

By:	Telsa Power GP, Inc., its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock

                Vice President

TESLA POWER PROPERTIES, L.P.

By:	Telsa Power GP, Inc., its general partner

Name: /s/ Curt L. Warnock
Curt L. Warnock

                Vice President

BEXAR ELECTRIC II LLC

BW/BEC II LLC

BW/BEC, L.L.C.

HOUSTON-STAFFORD HOLDINGS II LLC

HOUSTON-STAFFORD HOLDINGS LLC

IES AUSTIN HOLDINGS II LLC

IES AUSTIN HOLDINGS LLC

IES COLLEGE STATION HOLDINGS II LLC

IES COLLEGE STATION HOLDINGS LLC

IES CONTRACTORS HOLDINGS LLC

IES HOLDINGS II LLC

IES HOLDINGS LLC

IES PROPERTIES HOLDINGS II LLC

J.W. GRAY HOLDINGS II LLC

J.W. GRAY HOLDINGS LLC

MILLS ELECTRIC HOLDINGS II LLC

MILLS ELECTRICAL HOLDINGS LLC

POLLOCK SUMMIT HOLDINGS II LLC

RAINES HOLDINGS II LLC

RAINES HOLDINGS LLC

TESLA POWER (NEVADA) II LLC

By:	/s/ Victor Duva

        Victor Duva, Manager

IES PROPERTIES HOLDINGS, INC.

POLLOCK SUMMIT HOLDINGS INC.

TESLA POWER (NEVADA), INC.

By:	/s/ Victor Duva

        Victor Duva, President

Annex I

Borrowers

Aladdin-Ward Electric & Air, Inc.	Florida
Amber Electric, Inc.	Florida
ARC Electric, Incorporated	Delaware
Bachofner Electric, Inc.	Delaware
Bexar Electric Company, Ltd.	Texas
IES Rapid City, Inc.	South Dakota
Bryant Electric Company, Inc.	North Carolina
Charles P. Bagby Co., Inc	Alabama
Collier Electric Company, Inc.	Florida
Commercial Electrical Contractors, Inc.	Delaware
Cross State Electric, Inc.	California
Cypress Electrical Contractors, Inc.	Delaware
Daniel Electrical Contractors, Inc.	Florida
Daniel Electrical of Treasure Coast, Inc.	Florida
Daniel Integrated Technologies, Inc.	Florida
Davis Electrical Constructors, Inc.	South Carolina
Electro-Tech, Inc.	Nevada
Federal Communications Group, Inc.	Delaware
IES Charleston, Inc.	South Carolina
Hatfield Reynolds Electric Company	Arizona
Haymaker Electric, Ltd.	Alabama
Holland Electrical Systems, Inc	Delaware
Houston-Stafford Electrical Contractors LP	Texas
IES Contractors, Inc	Delaware
IES Federal Contract Group, LP	Texas
IES Management LP	Texas
IES Management ROO, LP	Texas
IES Properties LP	Texas
IES Reinsurance, Ltd.	Bermuda
IES Ventures, Inc.	Delaware
Integrated Electrical Finance, Inc.	Delaware
Integrated Electrical Services, Inc.	Delaware
J.W. Gray Electric Co., Inc.	Delaware
J.W. Gray Electrical Contractors LP	Texas
Kayton Electric, Inc.	Nebraska
Key Electrical Supply, Inc.	Texas
Linemen, Inc.	Delaware
Mark Henderson, Incorporated	Delaware
Menninga Electric, Inc.	Delaware
Mid-States Electric Company, Inc.	Delaware

Mills Electric LP	Texas
Mitchell Electric Company, Inc.	Arizona
M-S Systems, Inc.	Tennessee
Murray Electrical Contractors, Inc.	Delaware
Neal Electric LP	Texas
New Technology Electrical Contractors, Inc.	Delaware
Newcomb Electric Company, Inc.	Delaware
Pan American Electric, Inc. Pan American Electric Company, Inc.	Tennessee New Mexico
Paulin Electric Company, Inc.	Delaware
Pollock Summit Electric LP	Texas
PrimeNet, Inc.	Delaware
Primo Electric Company	Delaware
Raines Electric LP	Texas
Riviera Electric, LLC	Delaware
RKT Electric, Inc.	Delaware
Rockwell Electric, Inc.	Delaware
Rodgers Electric, Inc.	Washington
Ron’s Electric, Inc.	Delaware
SEI Electrical Contractor, Inc	Florida
Spectrol, Inc.	Delaware
Tesla Power & Automation, L.P. Tesla Power Properties, L.P.	Texas Texas
Thomas Popp & Company	Ohio
Valentine Electrical, Inc.	Delaware
Wright Electrical Contracting, Inc.	Delaware

Annex II

Guarantors

Bear Acquisition Corporation	Delaware
Bexar Electric II LLC	Arizona
BW Consolidated, Inc.	Nevada
BW/BEC II LLC	Arizona
BW/BEC, Inc.	Delaware
BW/BEC, LLC	Nevada
General Partners, Inc.	Alabama
Houston-Stafford Electric Holding III, Inc.	Nevada
Houston-Stafford Holdings II LLC	Delaware
Houston-Stafford Holdings LLC	Arizona
Houston-Stafford Management LLC	Arizona
ICS Holdings LLC	Arizona
IES Communications, Inc.	Delaware
IES Contractors Holdings LLC	Arizona
IES Contractors Management LLC	Arizona
IES ENC Management, Inc.	Delaware
IES ENC, Inc.	Delaware
IES Holdings II LLC	Delaware
IES Holdings LLC	Arizona
IES Operations Group, Inc.	Delaware
IES Properties Holding, Inc.	Delaware
IES Properties Holdings II LLC	Arizona
IES Properties Management, Inc.	Delaware
IES Properties, Inc	Delaware
IES Residential Group, Inc.	Delaware
IES Specialty Lighting, Inc.	Delaware
Intelligent Buildings Solutions, Inc.	Delaware
J.W. Gray Holdings II LLC	Delaware
J.W. Gray Holdings LLC	Arizona
J.W. Gray Management LLC	Arizona
Mills Electric Contractors, Inc.	Delaware
Mills Electric Holdings II LLC	Delaware
Mills Electrical Holdings LLC	Arizona
Mills Management LLC	Arizona
Neal Electric Management LLC	Arizona
Pollock Electric, Inc.	Delaware
Pollock Summit Holdings I LLC	Delaware
Pollock Summit Holdings, Inc.	Arizona
Raines Electric Co., Inc.	Delaware
Raines Holdings II LLC	Delaware
Raines Holdings LLC	Arizona

Raines Management LLC	Arizona
Summit Electric of Texas, Inc.	Delaware
Tesla Power (Nevada) , Inc.	Nevada
Tesla Power (Nevada) II LLC	Delaware
Tesla Power GP, Inc.	Delaware
EMC Acquisition Corporation	Delaware
Ernest P. Breaux Electrical, Inc.	Delaware
IES Albuquerque, Inc.	New Mexico
IES Austin Holding LP	Texas
IES Austin Holdings II LLC	Delaware
IES Austin Holdings LLC	Arizona
IES Austin Management LLC	Arizona
IES Austin, Inc.	Delaware
IES Charlotte, Inc.	Delaware
IES College Station Holdings II, LLC	Delaware
IES College Station Holdings LLC	Arizona
IES College Station Holdings LP	Texas
IES College Station Management LLC	Arizona
IES College Station, Inc.	Delaware
IES Decatur, Inc.	Delaware
IES East McKeesport, Inc.	Delaware
IES Meridian, Inc.	Delaware
IES Oklahoma City, Inc.	Delaware
IES Raleigh, Inc.	Delaware
IES Valdosta Inc	Georgia
IES Wilson, Inc.	Delaware
NBH Holding Co., Inc,	Delaware